Supplement to the
Fidelity® Strategic Income Fund
February 28, 2002 Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of shareholders of Fidelity Strategic Income Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

FSN-02-01 July 22, 2002
1.479520.111

Supplement to
the Spartan® Municipal Funds
February 28, 2002
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of shareholders of Spartan Intermediate Income Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the biographical information for Christine Thompson and George Fischer found in the "Fund Management" section on page 23.

Christine Thompson is vice president and manager of Spartan Short-Intermediate Municipal Income, Spartan Intermediate Municipal Income, and Spartan Municipal Income, which she has managed since July 2000, July 2000, and June 2002, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

LIM/HIY-02-02 July 22, 2002
1.482103.109